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STATE OF NORTH CAROLINA

COUNTY OF COLUMBUS
                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and executive officers of UNITED CAROLINA BANCSHARES CORPORATION (the "Corporation") has made, constituted and appointed and, by these presents, hereby makes, constitutes and appoints HOWARD V. HUDSON, JR., RONALD C. MONGER, WILLIAM R. LATHAN, JR. and RAYMOND W. HINES, and each of them, jointly and severally, his true and lawful agents and attorneys-in-fact, with full power of substitution and resubstitution, and with full power and authority for him and in his name, place and stead, to sign for the undersigned and in his name as a director or officer of the Corporation a Registration Statement on Form S-8, as well as any Amendments to such Registration Statement, and to file the same with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the shares of common stock of the Corporation which will be offered and sold upon the exercise of options to purchase previously issued by Seaboard Savings Bank, Inc., SSB (the "Savings Bank") under the Savings Bank's 1993 Nonstatutory Stock Option Plan for Directors and 1993 Incentive Stock Option Plan, and which options were assumed by the Corporation and converted into options to purchase shares of the Corporation's common stock upon the merger of the Savings Bank into and with the Corporation's wholly-owned subsidiary bank and the conversion of the outstanding shares of the Savings Bank's common stock into shares of the Corporation's common stock.

               Further, each of the undersigned hereby grants to said agents and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in
person,   hereby   ratifying   and   confirming   all  that  said   agents   and
attorneys-in-fact or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned have hereunto signed their names on the dates indicated.

     Signature                     Title                Date


S/ E. Rhone Sasser       President and Chief    February  29 , 1996
- ----------------------   Executive Officer
E. Rhone Sasser          (principal executive
                         officer)

S/ Ronald C. Monger      Executive Vice         February  29 , 1996
- ----------------------   President and Chief
Ronald C. Monger         Financial Officer
                         (principal financial
                         officer)

S/ John F. Watson        Controller (principal  February  29 , 1996
- ----------------------   accounting officer)
John F. Watson


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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ J. W. Adams                    Director      February  29 , 1996
- --------------------------
J. W. Adams

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ John V. Andrews                Director      February  29 , 1996
- --------------------------
John V. Andrews

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ Russell M. Carter              Director      February  29 , 1996
- --------------------------
Russell M. Carter

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ W. E. Carter                   Director      February  29 , 1996
- --------------------------
W. E. Carter

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ Alfred E. Cleveland            Director      February  29 , 1996
- --------------------------
Alfred E. Cleveland

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ James L. Cresimore             Director      February  29 , 1996
- --------------------------
James L. Cresimore

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ Thomas P. Dillon               Director      February  29 , 1996
- --------------------------
Thomas P. Dillon

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ C. Frank Griffin               Director      February  29 , 1996
- --------------------------
C. Frank Griffin

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ James C. High                  Director      February  29 , 1996
- --------------------------
James C. High

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               IN WITNESS WHEREOF,  the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ Jack E. Shaw                   Director      February  29 , 1996
- --------------------------
Jack E. Shaw

               IN WITNESS WHEREOF, the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ Harold B. Wells                Director      February  29 , 1996
- --------------------------
Harold B. Wells

               IN WITNESS WHEREOF, the undersigned has hereunto signed his name to the foregoing Power of Attorney as of the date indicated.


     Signature                     Title                Date




S/ Charles M. Winston             Director      February  29 , 1996
- --------------------------
Charles M. Winston

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